                                                         Exhibit 10.51

                               SECOND AMENDMENT TO
                   REMARKETING AND INTEREST SERVICES AGREEMENT

     This SECOND AMENDMENT TO REMARKETING AND INTEREST SERVICES AGREEMENT (the "Second Amendment"), dated as of December 18, 1996, by and between HANOVER DIRECT, INC., a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), and NATIONSBANK, N.A., a national banking association and the successor to NationsBank of North Carolina, N.A. (the "Remarketing Agent");

                              W I T N E S S E T H :

     WHEREAS, the Borrower has previously issued and sold its interest bearing flexible term notes in two separate series (the first series of such notes, as amended as of the date hereof, being hereinafter referred to as the "Series A Notes", the second series of such notes, as amended as of the day hereof, being hereinafter referred to as the "Series B Notes", and the Series A Notes and the Series B Notes being hereinafter collectively, referred to as the "Notes") each in the aggregate principal amount of $10,000,000, pursuant to the provisions of a Series A Note Agreement dated as of November 9, 1994 between the Borrower and Norwest Bank Minnesota, N.A., as Trustee and Paying Agent (the "Trustee") (as amended by that certain First Supplemental Series A Note Agreement dated as of December 29, 1995 and that certain Second Supplemental Series A Note Agreement dated as of December 18, 1996 between the Borrower and the Trustee and as hereinafter amended, the "Series A Note Agreement"), and the Series B Note Agreement dated as of April 27, 1995 between the Borrower and the Trustee (as amended by that certain First Supplemental Series B Note Agreement dated as of December 29, 1995 and that certain Second Supplemental Series B Note Agreement dated as of December 18, 1996 and as hereinafter amended, the "Series B Note Agreement", and together with the Series A Note Agreement being hereinafter collectively referred to as the "Note Agreements"), respectively; and

     WHEREAS, the Borrower and the Remarketing Agent entered into the Remarketing and Interest Services Agreement dated as of November 9, 1994 (the "Remarketing Agreement") pursuant to which the Borrower appointed the Remarketing Agent as its agent to perform certain services in connection with the remarketing of the Notes tendered for purchase and the determination of the interest rates and interest periods with respect to the Notes; and

     WHEREAS, the Borrower has this day delivered to the Trustee a Substitute Series A Letter of Credit in substitution for the Series A Letter of Credit (each as defined in the Series A Note Agreement) and a Substitute Series B Letter of Credit in substitution for the Series B Letter of Credit (each as defined in the Series B Note Agreement) pursuant to the terms of the respective Note Agreements; and

     WHEREAS, in order to more fully evidence the substitution of letters of credit referenced above, the Borrower and the Remarketing Agent desire to amend the Remarketing Agreement, subject to the terms and conditions set forth herein;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Definitions. All capitalized terms used herein and not otherwise herein defined shall have the meanings ascribed to them in the applicable Note Agreement.

     Section 2. Amendment to Second Recital of the Remarketing Agreement. The Second Recital of the Placement Agreement set forth on page 1 thereof is hereby deleted in its entirety and replaced with the following:

          WHEREAS, the payment when due of the principal of, interest on and Purchase Price (as defined in the applicable Note Agreement) of the Series A Notes will be supported, to the extent provided therein, by the Series A Letter of Credit, and the payment when due of the principal of, interest on and Purchase Price of the Series B Notes will be supported, to the extent provided therein, by the Series B Letter of Credit (the Series A Letter of Credit and the Series B Letter of Credit are sometimes hereinafter collectively referred to as the "Letter of Credit"), each issued in favor of the Trustee by Swiss Bank Corporation, New York Branch (the "Bank") and each in an amount of not less than $9,638,541, representing the principal amount of the applicable series of Notes plus 35 days interest on such amount computed at the Maximum Rate (as defined in the applicable Note Agreement) on the basis of actual number of days elapsed in a year of 360 days, all pursuant to the Reimbursement Agreement dated as of December 18, 1996 (the "Reimbursement Agreement"), by and between the Borrower and the Bank, pursuant to which, among other things, the Bank has executed the respective Application pursuant to which the Series A Letter of Credit and the Series B Letter of Credit are issued by the Bank and delivered to the Trustee, and any and all modifications, alterations, amendments and supplements thereto any similar agreements between or among the Account Parties, the Borrower and the issuer of a Substitute Series A Letter of Credit or Substitute Series B Letter of Credit or the lender providing credit support to such issuer;

     Section 3. Amendment to Section 7 of the Remarketing Agreement. Subsection
(b) of Section 7 of the Remarketing

Agreement is hereby amended by deleting the reference to the "Lender" in the third line thereof and replacing it with a reference to the "Bank".

     Section 4. Amendment to Section 11 of the Remarketing Agreement. Section 11 of the Remarketing Agreement is hereby amended by deleting the references to, and the addresses of, the "Lender" and "L/C Issuer" therein and replacing them with the following:

      If to the Bank:         Swiss Bank Corporation,
                               New York Branch
                              222 Broadway,
                              New York, New York 10038
                              Attention:
                              Telephone No.:
                              Fax No.:

     Section 5. Effect of Second Amendment. Except as modified hereby, all of the terms and provisions of the Remarketing Agreement shall remain in full force and effect.

     Section 6. Governing Law. This Second Amendment and the Remarketing Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

     Section 7. Severability. If any provision of this Second Amendment shall be determined to be unenforceable by a court of law, that shall not affect any other provision of this Second Amendment.

     Section 8. Counterparts. This Second Amendment may be executed in several counterparts, each of which shall be an original and all of which, taken together, shall constitute one and the same instrument.

                         [Signatures on following page]

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.



                                    HANOVER DIRECT, INC.


                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________



                                    NATIONSBANK, N.A.


                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________